SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

CELL THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Washington	0-28386	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, WA 98119

(Address of principal executive offices) (Zip Code)

(206) 282-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit	Description
99.1	Press release of Cell Therapeutics, Inc. issued on April 22, 2003.

Item 9.    Regulation FD Disclosure

Information Provided Under Item 12 of Form 8-K

On April 22, 2003, Cell Therapeutics, Inc. (the “Company” or the “Registrant”) issued a press release announcing results for the fiscal quarter ended March 31, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction. Further, pursuant to the Securities and Exchange Commission’s Final Rule Release No. 33-8216, the Registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CELL THERAPEUTICS, INC. a Washington corporation

April 21, 2003	By:	/s/ LOUIS A. BIANCO
Louis A. Bianco Executive Vice President Finance and Administration

Index to Exhibits

Exhibit	Description
99.1	Press release of Cell Therapeutics, Inc. issued on April 22, 2003.